UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2006

                              Enhance Biotech, Inc.
               (Exact name of registrant as specified in charter)

            Delaware                     000-31653              13-3944580
  (State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)                File Number)        Identification No.)


            631 United Drive Suite 200, Durham, North Carolina 27713
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (919) 806 1806

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Andrew J. Cosentino resigned as a Director of the Company as of July 26, 2006. Tim Gupton and Kwen-Jen Chang (also known as Ken Chang) resigned as Directors as of August 10, 2006. Phillip Wise resigned as Chief Financial Officer and Jinn Wu resigned as a Director of the Company as of May 13, 2006.

(c) On August 21, 2006, the Company appointed Linden J. Boyne as Chief Financial Officer. Mr. Boyne continues to serve as Secretary of the Company. From January 2001 to 2003, Mr. Boyne was Chief Operating Officer of ci4net.com. Since December 2003, Mr. Boyne has been Chief Financial Officer and a Director of Electronic Game Card, Inc. Mr. Boyne is also a Director of Gardant Pharmaceuticals, Inc.

                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Enhance Biotech, Inc.


                                        By: /s/ Chris Every
                                           -------------------------------------
                                        Chris Every
                                        Chief Executive Officer and President


                                        September 11, 2006